UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-1597419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

121 Woodlands Avenue 5, Singapore	739009
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6018-2562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Private offering of senior notes

On May 12, 2025, Seagate Technology Holdings plc (the “Company”) issued a press release announcing the launch by its subsidiary, Seagate Data Storage Technology Pte. Ltd, of a private offering of $400 million aggregate principal amount of senior notes due 2030 (the “Notes”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. PJT Partners served as financial advisor to the Company for the transaction.

Redemption of 4.875% Senior Notes due 2027

On May 12, 2025, in connection with the offering of the Notes, Seagate HDD Cayman, a subsidiary of the Company, issued a notice of conditional full redemption providing for the redemption (the “Redemption”) of all of Seagate HDD Cayman’s outstanding 4.875% Senior Notes due 2027 (the “2027 Notes”) at a redemption price equal to 100% of the principal amount of the 2027 Notes, plus a “make-whole” premium set forth in the indenture governing the 2027 Notes, plus accrued and unpaid interest to, but excluding, the redemption date (the “Redemption Price”). The Redemption is conditioned upon receipt on or prior to the redemption date of net proceeds from one or more financing transactions in an amount, together with cash on hand, sufficient to pay the Redemption Price on or prior to the redemption date.

The information contained in this Item 8.01 is for informational purposes only and shall not constitute a notice of redemption for the 2027 Notes or an offer to sell or the solicitation of an offer to buy the 2027 Notes or the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 12, 2025, of Seagate Technology Holdings plc entitled “Seagate Announces $400.0 Million Senior Unsecured Notes Offering.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2025	SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Gianluca Romano
	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)